EXHIBIT 22.1



                SUBSIDIARIES OF SIGNET BANKING CORPORATION
                             December 31, 1993

Subsidiary                                      Place of Incorporation

Signet Bank/ Virginia                                  Virginia
800 Building Corporation                               Virginia
Signet Mortgage Corporation                            Virginia
Signet Second Mortgage Corporation                     Virginia
Signet Bank (Bahamas), Ltd.                            Bahamas
Second Eleutheran Investment Co., Ltd.                 Bahamas
Signet Trust Company                                   Virginia
Signet Properties Company                              Virginia
Signet Insurance Services, Inc.                        Virginia
Signet Financial Services, Inc.                        Virginia
Signet Commercial Credit Corporation                   Virginia
Signet Strategic Capital Corporation                   Virginia
General Finance Service Corporation                    Pennsylvania
Elgin Corporation                                      Virginia
Signet Investment Banking Company                      Virginia
Signet Bank/Maryland                                   Maryland
St. Paul Realty, Inc.                                  Maryland
Signet Equipment Company                               Maryland
Wharton & Bennett, Inc.                                Maryland
Sect. 12-A Corp.                                       Maryland
Sect. 12-B Corp.                                       Maryland
Sect. 13 Corp.                                         Maryland
Sect. 14 Corp.                                         Maryland
UTC Prop. No. 1, Inc.                                  Maryland
UTC Prop. No. 2, Inc.                                  Maryland
UTC Prop. No. 3, Inc.                                  Maryland
UTC Prop. No. 4, Inc.                                  Maryland
UTC Prop. No. 5, Inc.                                  Maryland
UTC Prop. No. 6, Inc.                                  Maryland
Landexco, Inc.                                         Maryland
Signet Leasing and Financial Corporation               Maryland
Signet Insurance Services Inc./ Maryland               Maryland
Signet Realty, Inc.                                    Maryland
Signet Bank N. A.                                      Washington, D. C.
Signet Municipal LeaseCorp                             Virginia
NSM Corporation                                        Virginia
The Budget Plan Company of Virginia                    Virginia
Signet Lending Services, Inc.                          Tennessee
DOPWO, Inc.                                            Virginia
NP Corporation                                         Maryland
NP No. 2 Corporation                                   Maryland
NP No. 3 Corporation                                   Maryland
NP No. 4 Corporation                                   Maryland
NP No. 5 Corporation                                   Maryland
NP No. 6 Corporation                                   Maryland
NP No. 7 Corporation                                   Maryland
NP No. 8 Corporation                                   Maryland
NP No. 9 Corporation                                   Maryland
NP No. 10 Corporation                                  Maryland
VMD Servicing Corporation                              Maryland
MWG I, Inc.                                            Maryland
MWG II, Inc.                                           Maryland
MWG III, Inc.                                          Maryland
MWG IV, Inc.                                           Maryland
MWG V, Inc.                                            Maryland
MWG VI, Inc.                                           Maryland
MWG VII, Inc.                                          Maryland
F H Properties, Inc.                                   Virginia
F H Properties, No. 2, Inc.                            Virginia
F H Properties, No. 3, Inc.                            Virginia
F H Properties, No. 4, Inc.                            Virginia
F H Properties, No. 5, Inc.                            Virginia
F H Properties, No, 6, Inc.                            Virginia
F H Properties, No. 7, Inc.                            Virginia
F H Properties, No. 8, Inc.                            Virginia
F H Properties, No. 9, Inc.                            Virginia
F H Properties, No. 10, Inc.                           Virginia
F H Properties, No. 11, Inc.                           Virginia
F H Properties, No. 12, Inc.                           Virginia
F H Properties, No. 13, Inc.                           Virginia
F H Properties, No. 14, Inc.                           Virginia
F H Properties, No. 15, Inc.                           Virginia
RE I, Inc.                                             Maryland
RE II, Inc.                                            Maryland
RE III, Inc.                                           Maryland
RE IV, Inc.                                            Maryland
RE V, Inc.                                             Maryland
RE VI, Inc.                                            Maryland
RE VII, Inc.                                           Maryland
RE VIII, Inc.                                          Maryland
RE IX, Inc.                                            Maryland
RE X, Inc.                                             Maryland
RE XI, Inc.                                            Maryland
RE XII, Inc.                                           Maryland
RE XIII, Inc.                                          Maryland
RE XIV, Inc.                                           Maryland
RE XV, Inc.                                            Maryland
SM II, Inc.                                            Maryland
SM III, Inc.                                           Maryland
SM IV, Inc.                                            Maryland
SM V, Inc.                                             Maryland
SM VI, Inc.                                            Maryland
SM VII, Inc.                                           Maryland
SM VIII, Inc.                                          Maryland
SM IX, Inc.                                            Maryland
SM X, Inc.                                             Maryland
SM XI, Inc.                                            Maryland
SM XII, Inc.                                           Maryland
SM XIII, Inc.                                          Maryland
SM XIV, Inc.                                           Maryland
SM XV, Inc.                                            Maryland
SM XVI, Inc.                                           Maryland
Signet Asset Management, Inc./Delaware                 Delaware
Signet Banking Corporation/Delaware                    Delaware
Signet Commercial Credit Corporation/Delaware          Delaware
Signet Credit Corporation/Delaware                     Delaware
Signet Equipment Company/Delaware                      Delaware
Signet Financial Corporation/Delaware                  Delaware
Signet Insurance Services, Inc./Delaware               Delaware
Signet Investment Banking Corporation/Delaware         Delaware
Signet Investment Corporation/Delaware                 Delaware
Signet Leasing & Financial Corporation/Delaware        Delaware
Signet Properties Company/Delaware                     Delaware
Signet Services Corporation/Delaware                   Delaware
Signet Venture Capital Corporation/Delaware            Delaware